                                                                    Exhibit 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-37680) and Form S-8 (No. 333-31348) of Pinnacle Holdings Inc. of our report dated January 11, 1999 relating to the financial statements and financial statement schedule, which appears in this Form 10-K/A.


/s/ PricewaterhouseCoopers, LLP
-------------------------------
PricewaterhouseCoopers LLP

Tampa, FL

April 25, 2001